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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to incorporation by reference in the Registration Statement (Form S-8 No. 333-51783) pertaining to the Denali Incorporated 1997 Incentive Stock Option Plan of our report dated April 6, 1999 with respect to the combined financial statements of Belco Manufacturing Company, Inc. and S. Jones Limited Partnership, included in the Current Report on Form 8-K/A of Denali Incorporated.







                                                  ERNST & YOUNG LLP


Houston, Texas
April 19, 1999